Commitments and Contingencies (Details) - Schedule of minimum aggregate future minimum lease payments under capital leases - FF Intelligent Mobility Global Holdings Ltd [Member] $ in Thousands	Dec. 31, 2020 USD ($)
Commitments and Contingencies (Details) - Schedule of minimum aggregate future minimum lease payments under capital leases [Line Items]
2021	$ 4,395
2022	3,041
2023	2,166
2024	1,757
2025	1,792
Thereafter	3,692
Total Future Minimum Lease Payments Under Capital Lease	$ 16,843